OTHER LONG-TERM LIABILITIES (Details) - CNY (¥) ¥ in Thousands	Jun. 30, 2020	Dec. 31, 2019
Other long-term liabilities
Consideration payable for acquisitions	¥ 19,655	¥ 23,062
Payables for purchase of property and equipment	185,310	231,459
Deferred revenue - non-current (Note 4)	14,865	15,419
Deferred government grants	6,196	6,507
Interest rate swap contracts (Note 15)		10,408
Asset retirement obligations	62,719	52,441
Others	9,589	6,241
Total other long-term liabilities	¥ 298,334	¥ 345,537